EXHIBIT 10.37


                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement") dated as of September 13,2005, is made by and among Wiggin and Dana LLP, as escrow agent (the "Escrow Agent"), North Sound Capital LLC (the "Lead Investor"), and Advanced Aesthetics, Inc., a Delaware corporation ("AAI") with respect to the following:

                                    RECITALS

         WHEREAS, AAI is currently seeking to identify an appropriate entity that is subject to the public reporting requirements of the Securities Exchange Act of 1934, as amended, for the purpose of merging with, or entering into a similar transaction with, such entity or a wholly- owned subsidiary of such entity with the former AAI shareholders holding in excess of 50% of the outstanding post-transaction capital stock of such entity (such entity the "Company" and such transaction, the "Public Company Merge");

         WHEREAS, the Lead Investor and the other persons listed in Schedule 1 hereto (the "Purchasers") desire to invest in a privately placed equity financing of the Company following the consummation of the Public Company Merger upon such terms and subject to such conditions as are further set forth herein (the "Proposed Financing").

         WHEREAS, MI and the Lead Investor desire to establish an escrow account (the "Escrow Account") with the Escrow Agent into which $15,000,000 will be deposited and held in escrow in connection with the Proposed Financing; and

         WHEREAS, the Escrow Agent has agreed to act as escrow agent on behalf of AAI and the Lead Investor on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises the parties agree as follows:

1.       APPOINTMENT OF ESCROW AGENT

         AAI and the Lead Investor each appoint the Escrow Agent to act as the escrow agent pursuant to the terms of this Agreement. The Escrow Agent agrees to act as escrow agent and perform the functions set forth in this Agreement subject to all its terms.

2.       DEPOSITS

         The Lead Investor will direct that each Purchaser present to and deposit with the Escrow Agent funds (in U.S. dollars) for payment of such Purchaser's subscription amount for the Proposed Financing as set forth in
Schedule 1 hereto, to be paid into the Escrow Account by wire transfer in immediately available funds (the "Subscription Payments").

3.       INVESTMENT OF FUNDS

         AU Subscription Payments shall be wired by the Purchasers or deposited by the Escrow Agent into the Escrow Agent's' interest bearing Agent Account as follows:

                           JPMorgan Chase
                           270 Park Avenue
                           New York 10017
                           For Credit to: Wiggin & Dana Agent Account
                           ABA Routing #: 021000021
                           Account#: 5601042.111
                           Reference: AAI/[Purchaser Name]

4.       PROPOSED FINANCING

         (a) ENTRY INTO DEFINITIVE AGREEMENTS. Following (i) a Public Company Merger (A) with such person and (B) on such terms and conditions as are, in each case, satisfactory to the Purchasers in their sole discretion and (ii) the timely filing by the Company with the Securities and Exchange Commission of the their statements and pro forma financial information required under Item 9.01 of Form 8-K with respect to AAI, the Company or AAI, as applicable, and the Purchasers shall work together in good faith to negotiate and enter into definitive transaction documents (the "Definitive Agreements") and consummate the Proposed Financing upon terms and conditions satisfactory to them, which shall, unless otherwise agreed by the parties, include the. following:

                  (i) A Common Stock and Warrant Purchase Agreement, substantially in the form attached hereto as Exhibit A with such changes as the parties shall determine in their sole discretion prior to the execution thereof (the `Purchase Agreement");

                  (ii) An Investor Rights Agreement, substantially in the form attached hereto as Exhibit B with such changes as the parties shall determine in their sole discretion prior to the execution thereof (the "Investor Rights Agreement");

                  (iii) A Common Stock Purchase Warrant, substantially in the form attached hereto as Exhibit C with such changes as the parties shall determine in their sole discretion prior to the execution thereof (the "Warrant");

                  (iv) A Closing Escrow Agreement, substantially in the form attached hereto as Exhibit D with such changes as the parties shall determine in their sole discretion prior to the execution thereof (the "Closing Escrow Agreement"); and

                  (v) Such other agreements and documents as the parties shall deem necessary or appropriate.

5.       DISBURSEMENT

         (a) RELEASE OF ESCROWED FUNDS. Upon receipt of a written joint direction from (i) AAI or the Company and (ii) the Lead Investor (the "Joint Direction"), the Escrow Agent shall thereupon:

                  (i) deposit all of the Subscription Payments into an escrow account to beheld and paid pursuant to the Closing Escrow Agreement and

                  (ii) disburse all interest accrued on the Subscription Payments to the applicable Purchasers either by wire transfer or by check, at the election of the Escrow Agent.

         (b) TERMINATION OF THE ESCROW: If the Escrow Agent has not received the Joint Direction by the close of business on October 31, 2005 (or such later date as is agreed in writing by AAI and the Lead Investor) or AAI and the Lead Investor Jointly so instruct the Escrow Agent in writing, then the Escrow Agent shall promptly return all Subscription Payments to the respective Purchasers together with any interest accrued thereon.

6. COLLECTED FUND: No portion of the Subscription Payments or the interest thereon shall be disbursed pursuant to Section 5 unless such funds have been received by the Escrow Agent in immediately available funds, or such funds have cleared.

7. LIABILITY OF ESCROW AGENT: In performing any duties under this Agreement the Escrow Agent shall not be liable to AAI, the Lead investor or any other person for damages, losses, or expenses, except for gross negligence or willful misconduct on the part of the Escrow Agent or its employees. The Escrow Agent shall not incur any such liability for (i) any act or failure to act or for any act omitted in good faith, or (ii) any action taken or omitted in reliance upon any instrument including without limitation, any written statement or affidavit (including, without limitation, a facsimile or an e-mail) that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations, or determining the scope of any representative authority.

8. FEES AND EXPENSES: It is understood that the Escrow Agent is also acting as counsel to the Lead Investor and will be paid fees and usual charges agreed upon for services as counsel, but that the Escrow Agent shall not receive additional compensation for services as. Escrow Agent pursuant to the terms of this Agreement. However, in the event that the conditions of this Agreement &e not properly fulfilled by a person other than the Escrow Agent or 11 AM or the Lead Investor requests a substantial modification of its terms, or if any controversy arises, or if the Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this Agreement or its subject matter, AAI or its successors and assigns (including the Company) shall compensate the Escrow Agent for such extraordinary services and reimburse the Escrow Agent for all costs, attorneys' fees and expenses occasioned by such default, delay, controversy or litigation and the Escrow Agent shall have the tight to retain all documents or other things of value at any time held by the Escrow Agent pursuant to this Agreement until such compensation. fees, costs and expenses are paid. AAI agrees to pay these sums upon demand.

9. CONTROVERSIES: If any controversy arises between the parties to this Agreement, or with any other person, concerning the subject matter of this Agreement, or its terms or conditions, the Escrow Agent shall not determine the controversy or be required to take any action regarding such controversy. In such event, in accordance with the provisions of Sections 7 and 10, the Escrow Agent shall not be liable for interest or damages, except in the case of gross negligence or willful misconduct on the part of the Escrow Agent or its employees. Furthermore, the Escrow Agent may at its option file an action of interpleader requiring the parties to any such controversy to answer and litigate any claims and rights among themselves. The Escrow Agent is authorized to deposit with the clerk of the court all documents and fund held in escrow, except that the Escrow Agent may retain an amount representing all costs, expenses, charges and attorneys' fees incurred by the Escrow Agent due to the interpleader action. Upon initiating such action, the Escrow Agent shall be fully released and discharged of and from all obligation and liability imposed by the terms of this Agreement.

10. INDEMNIFICATION OF ESCROW AGENT: AAI and its successors and assigns agree to indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including costs of investigation, counsel fees. and distribution amounts that may be imposed on the Escrow Agent or incurred by the Escrow Agent in connection with the performance of its duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter, except for those incurred by virtue of the Escrow Agent's or its employees' gross negligence or willful misconduct. The Escrow Agent shall have a first lien on the property and papers held under this Agreement for such compensation and expenses.

11. TERMINATION: This Agreement shall terminate upon the earlier of the disbursement of all funds held in the Escrow Account pursuant to the terms of
Section 5 or October 31, 2005 (or such later date as is agreed in writing by AAI and the Lead Investor), without any notices to any person, unless earlier terminated pursuant to the terms hereof. Sections 7, 8, 9 and 10 shall survive expiration or any earlier termination of this Agreement.

12. RESIGNATION OF ESCROW AGENT: The Escrow Agent may resign at any time upon giving at least ten (10) days prior written notice to AAI and the Lead Investor provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent which shall be accomplished as follows: the parties shall use their best effort to obtain a successor escrow agent within ten (10) days after receiving such notice. The successor escrow agent shall execute and deliver an instrument accepting such appointment and confirming its agreement with all of the terms of this Agreement, and it shall thereafter, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as escrow agent The Escrow Agent shall thereupon be discharged from any further duties and liabilities under this Agreement, but shall still be entitled to benefit from the provisions of Sections 7, 8, 9 and 10.

13. TIHRD PARTY BENEFICIARIES: The Purchasers are expressly made third party beneficiaries of this Agreement.

14. MISCELLANEOUS:

         (a) GOVERNING LAWS JURISDICTION: This Agreement is created by and shall be construed. under the applicable laws of the State of Connecticut, without giving effect to its conflicts of laws principles Any proceeding seeking to enforce any provision of; or based on any right arising out of; this Agreement shall be brought g any of the parties in the cowls of the State of Connecticut, County of Fairfield, or, if it has or can acquire jurisdiction, in the United States District Court for the District of Connecticut, and each party consents to the jurisdiction of such courts (and of the appropriate appeal to courts) in any such action or proceeding and waives any objection to venue laid therein.

         (b) COUNTERPARTS: This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         (c)      NOTICES:

                  AS TO AAI:

                           Advanced Aesthetics, Inc.
                           501 Madison Avenue, Suite 407
                           New York, NY 10022
                           Telephone: 212-838-7080
                           Facsimile: 212-754-2520
                           Attn: President

                  AS TO THE ESCROW AGENT:

                           Wiggin and Dana LLP
                           400 Atlantic Street
                           Stamford, Cr 06901
                           Telephone: (203) 363-7630
                           Facsimile: (203) 363-7676
                           Attn: Michael Grundei, Esq.

                  AS TO THE LEAD INVESTOR:

                       North Sound Capital LLC
                       20 Horseneck Lane
                       Greenwich, CF 06831)
                       Telephone: (203) 340-5700
                       Facsimile: (203) 340-5701
                       Attn: Andrew David, Managing Director and General Counsel

         (d) ENTIRE AGREEMENT: This Agreement represents the entire agreement of the parties with respect to the Escrow Account with the Escrow Agent and the Escrow Agent is not bound by any other agreements that may exist among the Purchasers the Lead Investor and/or AAI.

         (e) AUTHORIZATION FOR AMENDMENTS: This Agreement shall not be amended except pursuant to instructions in writing signed by all parties hereto, and with the written consent of a majority in interest of the Purchasers.

         (f) FACSIMILE COPIES: A facsimile or electronic copy of any signed document(s), amendment, instruction or waiver referred to herein shall be sufficient for all purposes throughout this Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first written above.

                              ESCROW AGENT:

                              WIGGIN AND DANA LLP


                              By:  /s/ Michael Grundei
                                   ---------------------------------------------
                                   Name: Michael Grundei
                                  Title: Partner

                              LEAD INVESTOR:

                              NORTH SOUND CAPITAL LJ

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              AAI:

                              ADVANCED AESTHETICS, INC.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

         IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first written above.

                              ESCROW AGENT:

                              WIGGIN AND DANA LLP


                              By:
                                   ---------------------------------------------
                                   Name:  Michael Grundei
                                   Title: Partner

                              LEAD INVESTOR:

                              NORTH SOUND CAPITAL LJ

                              By: /s/ Andrew B. David
                                  ----------------------------------------------
                                  Name:  Andrew B. David
                                  Title: General Counsel


                              AAI:

                              ADVANCED AESTHETICS, INC.

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

         IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first written above.

                              ESCROW AGENT:

                              WIGGIN AND DANA LLP


                              By:
                                   ---------------------------------------------
                                   Name:  Michael Grundei
                                   Title: Partner

                              LEAD INVESTOR:

                              NORTH SOUND CAPITAL LJ

                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              AAI:

                              ADVANCED AESTHETICS, INC.

                              By: /s/ Andrew Lipman
                                  ----------------------------------------------
                                  Name:  Andrew Lipman
                                  Title: VP




                                       7